UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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THE TAIWAN FUND, INC.

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THE TAIWAN FUND, INC.
c/o State Street Bank and Trust Company
P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049
For questions about the Proxy Statement, please call (800) 636-9242
December__, 2008
Dear Stockholder:
     Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) to be held on Monday, January 12, 2009.
     The matters on which you, as a stockholder of the Fund, are being asked to vote are: (1) the election of the Fund’s directors and (2) the approval of a new form of Discretionary Investment Management Contract (the “New Management Agreement”) between the Fund and HSBC Global Asset Management (Taiwan) Limited (“HSBC Taiwan” or the “Adviser”), the Fund’s current Adviser.
     After reviewing each matter carefully, the Board of Directors recommends that you vote FOR each of the proposals.
     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE COSTS PAID BY ALL STOCKHOLDERS.
     Thank you very much for your assistance.

Sincerely,

Andrew Chen President

THE TAIWAN FUND, INC.
Notice of Annual Meeting of Stockholders
January 12, 2009
To the Stockholders of THE TAIWAN FUND, INC.:
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of HSBC Investments (Hong Kong) Limited, HSBC Main Building, Level 22, 1 Queen’s Road, Central, Hong Kong, on Monday, January 12, 2009 at 1:00 p.m., local time, for the following purposes:
(1)	To elect eight directors to serve for the ensuing year.

(2)	To approve a new form of Discretionary Investment Management Contract (the “New Management Agreement”) between the Fund and HSBC Global Asset Management (Taiwan) Limited (“HSBC Taiwan” or the “Adviser”), the Fund’s current Adviser.

(3)	To transact such other business as may properly come before the meeting or any adjournments thereof.
     The Board of Directors has fixed the close of business on December 1, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.
     You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.
By order of the Board of Directors
Adelina Louie
Secretary
December ___, 2008

PROXY STATEMENT
THE TAIWAN FUND, INC.
INTRODUCTION
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN FUND, INC. (the “Fund”) for use at the Annual Meeting of Stockholders, to be held at the offices of HSBC Investments (Hong Kong) Limited, HSBC Main Building, Level 22, 1 Queen’s Road, Central, Hong Kong, on Monday, January 12, 2009 at 1:00 p.m., local time, and at any adjournments thereof. The Fund’s investment adviser is HSBC Global Asset Management (Taiwan) Limited (the “Adviser”), 99 Tun Hwa South Road, Section 2, Taipei, Taiwan, ROC.
     The approximate date on which this Proxy Statement and the form of proxy will be mailed to stockholders is December ___, 2008. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund c/o the Fund’s administrator, State Street Bank and Trust Company, at the Fund’s address at P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for the election of directors and for the approval of the New Management Agreement described in this Proxy Statement. Abstentions are included in the determination of the number of shares present at the meeting for purposes of determining the presence of a quorum.
     The Board of Directors has fixed the close of business on December 1, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding [ ] shares of common stock.
     Management of the Fund knows of no business other than those mentioned in Proposals 1 and 2 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
     The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended August 31, 2008 to any stockholder requesting such report. Requests for the annual report should be made in writing to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049, Attention: William C. Cox, or by calling (800) 636-9242.
PROPOSAL 1 — ELECTION OF DIRECTORS
     Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the eight nominees listed below as directors of the Fund to serve for the next year, or until their successors are elected and qualified. Each of the nominees for director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named below will become unavailable for election as a director, but if that should occur before the Annual Meeting for the Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of Directors of the Fund may recommend.

Information Concerning Nominees and Officers
     The following table sets forth certain information concerning each of the nominees as a director, each of whom is currently serving as a director of the Fund, and officers of the Fund.

	Position(s)			Other Directorships in
Name, Address, and	Held with	Director	Principal Occupation(s) or Employment	Publicly-Held
Age	Fund	Since	During Past Five Years	Companies or Funds
Independent Current Directors

M. Christopher Canavan, Jr. (69) †# 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-present).

Harvey Chang (57) †# 21/F, No. 172-1, Section 2, Ji-Lung Road Taipei, Taiwan, ROC	Chairman of the Board (since July 2005) and Director	2005	President and Chief Executive Officer, Taiwan Mobile Company Limited (September 2003-present).	Director, Taiwan Mobile Co. Ltd.; Director, CX Technology Corp.; Director, Lite-On Technology Corp.

Michael F. Holland (64) †# 375 Park Avenue, New York, New York 10152	Director	2007	Chairman, Holland & Company LLC (1995-present).	Director, The Holland Balanced Fund, Inc., The China Fund, Inc., Scottish Widows Investment Partnership Trust and Reaves Utility Income Fund; Trustee, State Street Master Funds and State Street Institutional Investment Trust.

Benny T. Hu (59) †# 6/F, 76 Tun Hwa South Road, Section 2, Taipei, Taiwan, ROC	Director	1993	Chairman, CDIB Bioscience Venture Management, Inc. (August 2001-present); Chairman, China Development Industrial Bank (June 2003-May 2004); Chairman, China Development Asset Management Corp. (June 2001-May 2004); Ambassador-at-Large, Republic of China (May 2001-May 2006).	Director, Yangming Marine Transport Corp.; Supervisor, Taiwan High Speed Rail Corp.; Director, T-Join Transportation Co., Ltd.; Chairman, Whitesun International.

	Position(s)			Other Directorships in
Name, Address, and	Held with	Director	Principal Occupation(s) or Employment	Publicly-Held
Age	Fund	Since	During Past Five Years	Companies or Funds
Anthony Kai Yiu Lo (60) †# 2/F, Hong Villa 12 Bowen Street, Hong Kong	Director	2003	Chairman and Co-CEO, Shanghai Century Acquisition Inc. (January 2006-present); Founder and Managing Director, Prime Credit Ltd. (2001-January 2006).

Christina Liu (51) †# 13 fl. No. 200 Keelung Road, Section 1, Taipei, Taiwan, ROC	Director	2005	Chief Economic Advisor, Daiwa Institute of Research (DIR) (2008- present); Legislator (People First Party, Two Consecutive Terms, First Chair National Legislative Representative), Legislative Yuan of the Republic of China (2002-2007); Finance Committee Chair, Legislative Yuan of the Republic of China (2005-2007); Financial Law Reform Committee Chair, Legislative Yuan of the Republic of China (2005-present); Professor of Finance, National Taiwan University (1993-present); Adjunct Professor of Economics and Management, Tsinghua University of Beijing (2001-present).

Joe O. Rogers (59) †# 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	Manager, The Rogers Team LLC (July 2001-present).	Director and Member of the Audit Committee, The China Fund, Inc.

Bing Shen (59) †# 1755 Jackson Street, #405 San Francisco, CA 94109	Director	2007	Independent Consultant (2005-present); President CDIB & Partners Investment Holding Corporation (May 2004-August 2005); Executive Vice President, China Development Industrial Bank (March 1999-May 2004).	Supervisor, CTCI Corporation; Independent Non-Executive Director, Delta Networks, Inc., Chairman, Audit Committee, Delta Networks, Inc.; Chairman, Audit Committee, CTCI Corporation.

				Other Directorships in
Name, Address, and	Position(s) Held	Officer	Principal Occupation(s) or Employment	Publicly-Held
Age	with Fund	Since	During Past Five Years	Companies or Funds
Officers

*Andrew Chen (44) 24th/F, 99 Tun Hwa South Road, Section 2, Taipei, Taiwan ROC	President	2007	CEO, HSBC Global Asset Management (Taiwan) Limited∧ (November 2004-present); Research Director, JF Asset Management (Taiwan) Limited (November 2002-2004).	—

*Adelina Louie (42) HSBC Investments (Hong Kong) Limited Level 22 HSBC Main Building 1 Queen’s Road Central, Hong Kong	Secretary and Treasurer	2004	Deputy Chief Operating Officer, Asia Pacific, HSBC Investments (Hong Kong) Limited (May 2006-present); Chief Operating Officer, HSBC Global Asset Management (Taiwan) Limited∧ (March 2004-April 2006); Area Commercial Manager, HSBC (U.K.) Ltd. (February 2002-March 2004).	—

Richard F. Cook, Jr. (57) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100, Portland, Maine 04101	Chief Compliance Officer	2007	Employee of Foreside Fund Services, LLC (November 2005-January 2006); Director of Foreside Compliance Services, LLC (January 2006-present); Chief Compliance Officer, Guinness Atkinson Funds (November 2005-present); Chief Compliance Officer, The Japan Fund, Inc. (April 2007-present); Managing Member of NorthLake, LLC (2002-present).	—

^	As of June 2, 2008, HSBC Investment (Taiwan) Limited changed its name to HSBC Global Asset Management (Taiwan) Limited.

				Other Directorships in
Name, Address, and	Position(s) Held	Officer	Principal Occupation(s) or Employment	Publicly-Held
Age	with Fund	Since	During Past Five Years	Companies or Funds
Mary Moran Zeven (47) 2 Avenue de Lafayette, 2nd Floor, Boston, Massachusetts 02111	Assistant Secretary	2005	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2002-present).	—

Elizabeth A. Watson (54) 4 Copley Place, 5th Floor, Boston, MA 02116	Assistant Secretary	2007	Vice President and Managing Counsel, State Street Bank and Trust Company (August 2007-present); Vice President and General Counsel (May 2004-July 2007) and Chief Compliance Officer (July 2004-October 2006), Quantitative Investment Advisors, Inc.; Clerk (July 2004-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Compliance Officer (July 2004-December 2005), Quantitative Group of Funds; President and General Counsel, U.S. Boston Capital Corporation (May 2004-July 2007); Principal, Watson & Associates (2002-2004).	—

†	Nominee for director.

*	Officer is considered to be an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of the Adviser.

#	There is one Portfolio in the Fund Complex overseen by the Directors.
     The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are independent (as defined in the New York Stock Exchange, Inc. (“NYSE”) listing standards, as may be modified or supplemented) and not interested persons of the Fund and its actions are governed by the Fund’s Audit Committee Charter, which is attached as Appendix A. The current members of the Audit Committee are Messrs. Canavan, Holland, Lo, Rogers and Shen. The Audit Committee convened four times during the fiscal year ended August 31, 2008.
     The Fund’s Board of Directors has determined that the Fund has at least one Audit Committee financial expert. Mr. M. Christopher Canavan, Jr., an independent director, is the Audit Committee’s financial expert.
     The Fund’s Board of Directors has a Nominating Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Nominating Committee does not consider nominees recommended by the security holders. The Board believes that it is appropriate for the Fund to have such a policy regarding nominees recommended by security holders because the Committee has not previously received any director candidate recommendations from a non-director stockholder. The Fund’s Nominating Committee is composed of directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”), and independent (as defined in the NYSE listing standards), and its actions are governed by the Fund’s Nominating Committee Charter, attached hereto as Appendix B. The current members of the Nominating Committee are Messrs. Canavan, Chang, Lo and Ms. Liu. The Nominating Committee convened once during the fiscal year ended August 31, 2008.

     Persons recommended by the Fund’s Nominating Committee as candidates for nomination as directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE.
     The Fund’s Board of Directors has a Fair Valuation Committee which is responsible for establishing and monitoring policies and procedures reasonably designed to ensure that the Fund’s assets are valued appropriately, objectively and timely, reflecting current market conditions. The Fund’s Fair Valuation Committee is composed of directors who are not interested persons of the Fund as well as certain employees of the Fund’s Adviser. The current Directors who are members of the Fair Valuation Committee are Messrs. Holland, Lo and Rogers. The Fair Valuation Committee met once during the fiscal year ended August 31, 2008.
     The Fund’s Board of Directors has an Investment Management Oversight Committee which is responsible for overseeing and evaluating the nature and quality of the investment services provided to the Fund by the Adviser in order to assist the Board in overseeing the investment services being provided to the Fund by the Adviser. The current members of the Investment Management Oversight Committee are Messrs. Chang and Hu and Ms. Liu. The Investment Management Oversight Committee convened four times during the fiscal year ended August 31, 2008.
     The Board of Directors of the Fund held four regular meetings and two special meeting during the fiscal year ended August 31, 2008. For the fiscal year ended August 31, 2008, each Director attended at least seventy-five percent of the aggregate number of meetings held during the fiscal year of the Board and of any committee on which he or she served.
     For annual or special stockholder meetings, directors may but are not required to attend the meetings; and for the Fund’s last annual stockholder meeting, eight Directors attended the meeting.
Stockholder Communications
     Stockholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Ownership of Securities
     The following table sets forth information regarding the ownership of securities in the Fund by directors and nominees for director as of November 17, 2008.

Aggregate Dollar Range of Equity
	Dollar Range of	Securities in All Funds Overseen or to be
Name of Director or	Equity Securities	Overseen by Director or Nominee in
Nominee	in the Fund	Family of Investment Companies†
Current Directors
M. Christopher Canavan, Jr.	$1 - $10,000	$1 - $10,000
Harvey Chang
Michael F. Holland	$10,001 - $50,000	$10,001 - $50,000
Benny T. Hu	None	None
Christina Liu
Anthony Kai Yiu Lo	None	None
Joe O. Rogers	$10,001 - $50,000	$10,001 - $50,000
Bing Shen	None	None

†	The term “Family of Investment Companies” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only investment company in the Family of Investment Companies.
     No director or nominee for election as director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.
Transactions with and Remuneration of Officers and Directors
     The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to directors not affiliated with the Adviser was $[ ] during the fiscal year ended August 31, 2008. The Fund currently pays each director that is not affiliated with the Adviser an annual fee of $20,000 plus $2,500 for each directors’ meeting and committee meeting attended in person, and $2,500 for each meeting attended by telephone.

     The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2008, as well as the total compensation earned by each director from the Fund and other funds advised by the Adviser or its affiliates (collectively, the “Fund Complex”).

Pension or
		Retirement		Total Compensation
	Aggregate	Benefits Accrued	Estimated Annual	From Fund and Fund
	Compensation	As Part of Fund	Benefits Upon	Complex Paid to
Name of Person	From Fund(1)	Expenses	Retirement	Directors(2)
M. Christopher Canavan, Jr.		—	—
Harvey Chang		—	—
Michael F. Holland		—	—
Benny T. Hu		—	—
Christina Liu		—	—
Anthony Kai Yiu Lo		—	—
Joe O. Rogers		—	—
Bing Shen		—	—

(1)	Includes all compensation paid to directors by the Fund. The Fund’s directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

(2)	There is one fund in the Fund Complex.
Required Vote
     The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld will have no effect on the outcome of the elections.
THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTORS.
     PROPOSAL 2 – APPROVAL OF A NEW FORM OF DISCRETIONARY INVESTMNT MANAGEMENT AGREEMENT
     On October 27, 2008, the Board and all of the Independent Directors, voted to approve and recommend to shareholders a new form of Discretionary Investment Management Contract (the “New Management Agreement”) between the Fund and Adviser.  The New Management Agreement, if approved, will replace the two agreements pursuant to which the Adviser currently manages the assets of the Fund: 1) the Securities Investment Trust-Investment Management and Custodian Contract, dated August 22, 2001 (the “Current Management Contract’), and 2) the Investment Advisory and Management Agreement, dated August 22, 2001 (the “Current Advisory Agreement,” and together with the Current Management Contract, the “Current Agreements”). The Current Management Contract provides for management of the assets of the Fund held through an investment trust (the “Trust”) established by the Current Management Contract. Assets held in the Trust are invested in Taiwan, primarily in equity securities listed on the Taiwan Stock Exchange. (the “TSE”). Assets of the Fund held outside of the Trust are managed by the Adviser under the Current Advisory Agreement, which has been supplemented by a

Direct Investment Management Agreement (the “DIM Agreement”) between the Fund and the Adviser. The DIM Agreement supplements the Current Advisory Agreement with provisions required by Taiwan law to permit the Adviser to manage the assets of the Fund that are invested in Taiwan but not through the Trust.
     The Fund is in the process of redeeming its interest in the Trust – in other words, removing assets from the Trust so that those assets can be invested directly by the Fund. The Fund is doing this so that it can have greater flexibility in how it invests its assets in the future – for example, investing in securities of Taiwan companies that are listed on stock exchanges other than the TSE. The Fund anticipate that it will have fully redeemed its interest in the Trust during the first calendar quarter of 2009, at which point the Trust and the Current Management Contract will terminate. The Fund is proposing to enter into the New Management Contract with the Adviser to take the place of the Current Agreements at the time that the Current Management Contract terminates.
     The New Management Agreement provides for the Adviser to provide the same investment advisory and management services as it provides under the Current Agreements except that it would apply to all of the assets of Fund regardless of where they are held. The Adviser’s duties under the New Management Agreement include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies and within the guidelines and directions established by the Fund’s Board of Directors.
     Under both the New Management Agreement and the Current Agreements, the Fund bears expenses for (i) the acquisition costs of assets of the Fund, (ii) the disposal cost arising on the disposal of assets of the Fund, (iii) stamp and similar duties and charges in respect of the Fund, (iv) the cost of registering assets in the name of the Fund’s custodian, (v) expenses incurred in the collection and distribution of income derived from assets held in the Fund, (vi) expenses of any auditors or legal advisers in connection of the Fund’s assets, (vii) all taxation payable in respect of income of (including stock dividends), or the holdings of or dealing with assets held in, the Fund, (viii) all proper expenses incurred by the custodian in connection with the acquisition or disposal of any assets held in the Fund, (ix) any compensation payable to the Adviser or the custodian, (x) the cost relating to the publication of Unit prices of the net assets of the Fund, (xi) the costs for any regular report sent to stockholders of the Fund, (xii) the expenses incurred by the Fund in connection with its organization, the public offering of its shares to investors in the United States and elsewhere, its registration and operation as a registered investment company under the Investment Company Act of 1940 and its qualification as a regulated investment company under the United States Internal Revenue Code and (xiii) all other expenses incurred by the Adviser on behalf of the Fund in the course of performing its duties.  Under both the New Management Agreement and the Current Agreements, the Adviser bears all other expenses associated with the performance of its duties (including employee salaries and overhead) other than expenses to be paid by the Fund, as specifically provided above.  The Adviser is also required to bear the fees and expenses of the Fund’s officers and directors who are interested persons of the Adviser, if any.
     The New Management Agreement may be terminated by the Fund upon the vote of a majority of the directors or by the vote of a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act, without payment of any penalty, upon 60 days’ written notice to the Adviser, and will terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.  The New Management Agreement will also terminate (i) if required by Taiwan regulators, (ii) if in the opinion of the Adviser further operation of the Fund in accordance with the New Management Agreement is illegal, impractical or inadvisable having regard solely to the interests of the Fund, or (iii) upon the removal of the Adviser (liquidation or bankruptcy or revocation of the ROC license of the Adviser being deemed to be a removal of the Adviser).

     If approved by stockholders, the New Management Agreement would remain in effect for an initial period of two years from the date of its execution by the Fund. Thereafter, the New Management Agreement would continue in effect from year to year if its continuance is specifically approved at least annually by (i) a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board of Directors as a whole or a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act.
FEE PROVISIONS OF THE NEW MANAGEMENT AGREEMENT
     The compensation to be paid to the Adviser under the New Management Agreement is identical to the compensation currently being paid to the Adviser under the Current Agreements. Under the terms of the Current Management Agreement, the Adviser is entitled to receive for its services, a monthly basic fee, payable in NT dollars, at an annual rate of 1.30% of the Fund’s average daily net assets (including both Taiwan and U.S. assets).  In addition, the basic fee payable to the Adviser is subject to performance adjustments which may increase or decrease the basic fee (up to 0.30% per annum of the Fund’s average net assets) on a monthly basis, depending on the performance of the Fund’s investment compared to the performance of the Taiwan Stock Exchange Index during a rolling performance period of 36 months.  Effective for the period from January 1, 2008 to August 31, 2008, the Adviser pursuant to a written agreement began waiving a portion of the basic fee so that the basic fee will not exceed an annual rate of 1.00% of the Fund’s average daily net assets (the “Waiver”).  On September 1, 2008, the Waiver automatically renewed for an additional 12 months.  The Adviser must provide 90 days’ advance notice of its intention to terminate the Waiver. Under the New Management Agreement, the basic fee will be 1.00% of the Fund’s average daily net assets and the base fee will be subject to the same performance adjustment as under the Current Agreements, as described above. The aggregate amount of advisory fees paid by the Fund to the Adviser were US $3,445,557.39, for the fiscal year ended August 31, 2008. There were no additional payments made to the Adviser by the Fund for the fiscal year ended August 31, 2008.
THE FACTORS CONSIDERED BY THE BOARD OF DIRECTORS REGARDING THE NEW AGREEMENT
     On October 27, 2008, the Board, including all of the Independent Directors, met and unanimously voted to approve the New Management Agreement and recommend it to stockholders.  In considering whether to approve the New Management Agreement, the Board, reviewed and evaluated information provided by the Adviser and also obtained additional information from other sources.  The information reviewed by the Board of Directors concerned, among other things (i) the nature, quality and extent of the advisory, administrative, compliance and shareholder services provided by the Adviser to the Fund and the stockholders, (ii) the amount of advisory fees paid under the current fee calculation relative to other advisers’ fees for comparable services and the Fund’s expense ratio in relationship to industry norms, (iii) the feasibility of obtaining similar services from another investment manager qualified to provide such services in Taiwan, (iv) the extent to which, relative to industry practice, the Adviser has passed on any economies of scale to the Fund and the stockholders in the administration of the Fund, (v) the responsibility and liability assumed by the Adviser in managing the Fund entrusted to it and (vi) the income received by the Adviser after deducting the cost of services provided to the Fund.  The Board of Directors had also been provided previously with a memorandum prepared by the counsel to the Fund describing the directors’ legal duties in connection with its consideration of the continuation or modification of the New Management Agreement.  In addition, the Independent Directors who serve on the Fund’s Audit Committee met privately to discuss what they believed would be an appropriate level or levels of the advisory fee to be paid by the Fund to the Adviser, and the Independent Directors discussed such issues with the other directors.

     In making its decision to approve the New Management Agreement, the Board considered a number of additional factors, including the fact that the Fund’s portfolio would continue to be managed by the current HSBC Taiwan portfolio management team, that over a number of years this portfolio management team had achieved what the Board considers to be acceptable investment results for the Fund and the good reputation of HSBC Taiwan as an investment manager in Taiwan.  In addition, the Board considered the fact that HSBC is a major global asset management company with extensive resources and expertise in Asia. The Board also considered that over the many years that HSBC had acted as an investment manager for the Fund’s assets, it provided high quality service to the Fund and has been attentive and responsive to Board requests for information.  In view of these factors, and in an effort to maximize continuity in the management of the Fund, the Board is approving and recommending the New Management Agreement and has decided to maintain the same management relationship with HSBC Taiwan.  The Board expressed its desire that the Fund continue to be managed by the current portfolio management team, based on the Fund’s performance record and HSBC Taiwan’s highly regarded investment capability in Taiwan. The Board also determined that the current fee level is appropriate and fair to the Fund.
INFORMATION ABOUT THE ADVISER
     HSBC Global Asset Management (Taiwan) Limited (“HSBC Taiwan”) currently serves as the Adviser to the Fund pursuant to the Current Agreements.  HSBC Taiwan will continue to serve as the adviser to the Fund under the New Management Agreement. HSBC Taiwan was incorporated in Taipei, Taiwan in 1986 and registered as an investment adviser under the Investment Advisers Act of 1940. HSBC Taiwan was formerly known as China Securities Investment Trust Corporation (CSITC). In August 2001, CSITC was acquired by HSBC Asset Management (Europe) Limited and renamed HSBC Asset Management (Taiwan) Limited. HSBC Asset Management (Taiwan) Limited changed its name to HSBC Investments (Taiwan) Limited, effective April 29, 2005, and as of June 2, 2008, HSBC Investments (Taiwan) Limited changed its name to HSBC Global Asset Management (Taiwan) Limited. The Adviser’s offices are located at 24th Floor, Section 2, 99 Tun Hwa South Road, Taipei, Taiwan ROC.
     HSBC Taiwan is a wholly-owned subsidiary of HSBC Holdings plc, one of the largest banks and financial services companies in the world with assets of US$ 2.547 billion as of June 30, 2008. HSBC Holdings plc is incorporated in England, with its head office in London. As of ___, HSBC Taiwan managed NT$ ___(approximately US$ ___) in assets. HSBC Holdings plc has 335,000 employees worldwide and maintains 9,500 offices in 85 countries and territories. The principal address of HSBC Holdings plc is [6 Bevis Marks, London, England EC3A 7JQ]

     The following table sets forth certain information concerning the principal executive officer and each of the directors of the Adviser.

Name and Address	Position(s) Held	Since	Principal Occupation(s) or Employment
	with the Adviser

Andrew Chen	President and	2005	CEO, HSBC Global Asset Management (Taiwan) Limited^.
24th/F, 99 Tun Hwa South	Director
Road,
Section 2,
Taipei, Taiwan ROC

Eva SL Lo	Chief	2004	Chief Compliance Officer, HSBC Global Asset Management (Taiwan) Limited^.
24th/F, 99 Tun Hwa South	Compliance
Road,	Officer and
Section 2,	Director
Taipei, Taiwan ROC

Cheu Hung Jerry Lee	Director	2007
24th/F, 99 Tun Hwa South
Road,
Section 2,
Taipei, Taiwan ROC

Winnie W.T. Yu	Chief	2007	Chief Operating Officer, HSBC Global Asset Management (Taiwan) Limited^.
24th/F, 99 Tun Hwa South	Operating
Road,	Officer and
Section 2,	Director
Taipei, Taiwan ROC

Jack Peng Chang	Chief	2007	Chief Investment Officer, HSBC Global Asset Management (Taiwan) Limited^.
24th/F, 99 Tun Hwa South	Investment
Road,	Officer and
Section 2,	Director
Taipei, Taiwan ROC

Rudolf Eduard Walter	Chairman and	2007
Apenbrink	Director
24th/F, 99 Tun Hwa South
Road,
Section 2,
Taipei, Taiwan ROC

Huang Cheng Erwin	Director	2006
24th/F, 99 Tun Hwa South
Road,
Section 2,
Taipei, Taiwan ROC

^	As of June 2, 2008, HSBC Investment (Taiwan) Limited changed its name to HSBC Global Asset Management (Taiwan) Limited.

REQUIRED VOTE
     The 1940 Act requires that an investment advisory contract between an investment company and an investment adviser be in writing, that such contact specify, among other things, the compensation payable to the adviser pursuant thereto and that such contracts be approved by the holders of a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act and discussed below.

     Approval of the New Management Agreement will require the affirmative vote of a majority of the Fund’s outstanding shares of common stock.  As defined in the 1940 Act, a “majority of the outstanding shares” means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding securities.  For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment. The Fund will continue under the Current Agreements if this proposal is not approved by stockholders.

A form of the New Management Agreement is attached as Appendix C.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND HSBC.
Audit Committee Report
     The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2008 with management, the Adviser and Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm (“Tait Weller”), and has discussed with Tait Weller the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and letter from Tait Weller required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2008 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.
M. Christopher Canavan, Jr., Chairman of the Audit Committee
Joe O. Rogers, Member of the Audit Committee
Anthony Kai Yiu Lo, Member of the Audit Committee
Michael F. Holland, Member of the Audit Committee
Bing Shen, Member of the Audit Committee
Independent Registered Public Accounting Firm
     Tait Weller serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of Tait Weller are expected to be available via telephone at the meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the meeting.
     Audit Fees. For the fiscal years ended August 31, 2008 and August 31, 2007, Tait Weller billed the Fund aggregate fees of US$57,500 and US$55,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.
     Audit-Related Fees. For the fiscal years ended August 31, 2008 and August 31, 2007, Tait Weller billed the Fund aggregate fees of US$6,800 and US$6,500, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the Fund’s audit committee.

     Tax Fees. For the fiscal years ended August 31, 2008 and August 31, 2007, Tait Weller billed the Fund aggregate fees of US$13,200 and US$12,500, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.
     All Other Fees. For the fiscal years ended August 31, 2008 and August 31, 2007, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.
     The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended August 31, 2008 and August 31, 2007 were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2008 and August 31, 2007, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.
     Tait Weller did not bill any non-audit fees for services rendered to the Fund’s Adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal years ended August 31, 2008 and August 31, 2007.
Security Ownership of Certain Beneficial Owners
     Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund’s outstanding shares as of November [ ], 2008. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

	Name and Address	Amount and Nature of	Percent
Title Of Class	of Beneficial Owner	Beneficial Ownership	of Class*

*	Percentages are based on the number of outstanding shares of the Fund as of November [ ], 2008.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Exchange Act requires that the Fund’s officers and directors, and beneficial owners of more than 10% of any class of equity security registered pursuant to Section 12 of the Exchange Act, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Fund, the Fund believes that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements.

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained [                                        ] to assist in the proxy solicitation. The cost of their services is estimated at $[                    ], plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers or [                ] in person, by telephone, by facsimile, or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.
     No business other than as set forth herein is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.
Stockholder Proposals
     In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2010 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049) not later than August [9], 2009. Any stockholder who desires to bring a proposal at the Fund’s 2010 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049), not before October [23], 2009 and not later than November [20], 2009.
By order of the Board of Directors,
Adelina Louie
Secretary
c/o State Street Bank and Trust Company
P.O. Box 5049
2 Avenue de Lafayette,
Boston, Massachusetts 02206-5049
December ___, 2008

APPENDIX A
THE TAIWAN FUND, INC.
AMENDED AUDIT COMMITTEE CHARTER
I. Composition of the Audit Committee
     The Audit Committee shall be composed of at least three Directors:
(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or an “affiliated person” of the Fund, as described in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

(b)	each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management;

(c)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d)	each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.
     The Audit Committee shall determine whether at least one member of the Audit Committee is a “financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.
II. Purposes of the Audit Committee
     The Audit Committee, in its capacity as a committee of the Board of Directors, is directly responsible for the appointment, compensation, retention and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee should report regularly to the Board of Directors with respect to the matters described in Section III of this Audit Committee Charter. The Fund’s independent accountants are required to report directly to the Audit Committee.

III. Responsibilities and Duties of the Audit Committee
     The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.
     To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:
(a)	upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request information which would be material to the Audit Committee regarding: (i) such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b)	to preapprove all auditing services to be provided to the Fund by the Fund’s independent accountants*;

(c)	to pre-approve all non-auditing services, including tax services, to be provided to the Fund by the Fund’s independent accountants; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act**;

(d)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund’s other service providers, and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(e)	to receive and consider specific representations from the Fund’s independent accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund’s independent accountants as

*	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

**	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

described in Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;

(f)	to review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(g)	to review and discuss the Fund’s audited financial statements with Fund management;

(h)	to discuss with the independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(i)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC Rules to be included in the Fund’s annual proxy statement;

(j)	to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(k)	to establish and administer policies and procedures relating to: (i) the hiring of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(l)	to consider with the Fund’s independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(m)	to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(n)	to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Fund’s independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(o)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

(p)	to discuss with Fund management and the Fund’s independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Fund’s internal controls and processes that could materially affect the Fund’s financial statements and financial reporting;

(q)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;

(r)	to at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review (if any peer review is conducted), of the firm, or by inquiry or investigation by governmental or professional authorities, within the preceding 5 years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issue; and (to assess the auditor’s independence) all relationships between the independent auditor and the Fund;

(s)	to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors; and

(t)	to perform such other functions consistent with this Audit Committee Charter, the Fund’s Certificate of Incorporation, the Fund’s By-laws, and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.
     In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).
     Fund management is responsible for maintaining appropriate systems for accounting. The Fund’s independent accountants are responsible for conducting a proper audit of the Fund’s financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund’s independent accountants, to determine the compensation of the Fund’s independent accountants and, where appropriate, to replace the Fund’s independent accountants.
IV. Meetings
     The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such limes as the Audit Committee believes appropriate. Members of the Audit

Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.
V. Assistance from Fund Management; Authority to Engage Advisers; Funding
     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors, for payment of compensation to: (i) the Fund’s independent accountants and (ii) any advisers employed by the Audit Committee under this Section V.
[Adopted 10/20/03]

APPENDIX B
THE TAIWAN FUND, INC.
NOMINATING COMMITTEE CHARTER
Purpose of Committee
The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of The Taiwan Fund, Inc. (the “Fund”) is to recommend individuals to the Board for nomination as members of the Board and its committees. The Committee shall report to the Board on a regular basis and not less than once a year.
Committee Membership
The Committee shall consist solely of three or more members of the Board, each of whom is, in the business judgment of the Board, “independent” under the rules of the New York Stock Exchange, Inc. (the “NYSE”) and “non-interested” under the Investment Company Act of 1940.
Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. In appointing members of the Committee, the Board will take into consideration such factors as it deems appropriate including, but not limited to, judgment, skill, business experience and diversity.
Committee Structure and Operations
The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The Committee shall meet in person or telephonically at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson. The Committee may request members of management or others to attend meetings and provide pertinent information as necessary.
Committee Duties and Responsibilities
     The following are the duties and responsibilities of the Committee:
1.	Make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board.

2.	Identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the NYSE and the Securities and Exchange Commission (the “SEC”) to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. In the event the Fund is legally required, by contract or otherwise, to provide a third party with the ability to nominate a director, the selection and nomination of such director need not be subject to the Committee’s review.

3.	Identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee, the interplay of the candidate’s experience with the experience of other committee members, requirements of the NYSE for independent members to serve on the Fund’s audit and compensation committees and the Committee, and requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee.

4.	To periodically review director and committee member compensation and recommend any appropriate changes in compensation to the Board.

5.	To fulfill any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.
Performance Evaluation
The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter and set forth the goals and objectives of the Committee for the upcoming year. The performance evaluation shall also recommend to the Board any improvements to the Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.
Delegation to Subcommittee
The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee
The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund. The Committee shall have the sole authority to select and retain a consultant or search firm, to terminate any consultant or search firm retained by it, and to approve the consultant or search firm’s fees and other retention terms.

APPENDIX C
THE TAIWAN FUND, INC.
DISCRETIONARY INVESTMENT MANAGEMENT CONTRACT

C-1

PROXY	PROXY
THE TAIWAN FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – JANUARY 12, 2009
The undersigned hereby appoints Joe O. Rogers, Adelina Louie and Elizabeth A. Watson, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of HSBC Investments (Hong Kong) Limited, HSBC Main Building, Level 22, 1 Queen’s Road, Central, Hong Kong, on Monday, January 12, 2009 at 1:00 p.m., local time, and at any adjournments thereof, unless otherwise specified in the boxes provided on the reverse side hereof, for the election of the directors named on the reverse side, for the approval of the Discretionary Investment Management Agreement and in their discretion, on any other business which may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated December ___, 2008.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

FRONT OF PROXY CARD

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Central Time, on January 12, 2009.
Vote by internet

•	Log on to the internet and go to www.investorvote.com/TWN

•	Follow the steps outlined on the secured website.
Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.
THE TAIWAN FUND, INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694
☑      Please mark your votes as in this example.

THE TAIWAN FUND, INC.

Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR proposal 2.
1. The election of the following persons to serve as directors of the Taiwan Fund, Inc. for the next year or until their successors are elected and qualified.
Nominees: (01) Harvey Chang, (02) Benny T. Hu, (03) Michael F. Holland, (04) Christina Liu, (05) Joe O. Rogers, (06) Bing Shen, (07) M. Christopher Canavan, Jr. and (08) Anthony Kai Yiu Lo

FOR ☐	☐	WITHHELD
ALL		FROM ALL
NOMINEES		NOMINEES

☐	For all nominees except as noted above
2. The approval of a new Discretionary Investment Management Contract between the Fund and HSBC Global Asset Management (Taiwan) Limited.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Mark box at right if an address change or comment	☐
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here	Co-owner sign here
RECORD DATE SHARES:
BACK OF CARD